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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 11, 2011 TO THE CURRENT PROSPECTUS FOR AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM ("ADA")
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This Supplement updates certain information in the most recent prospectus and statement of additional information you received, and in any supplements to the prospectus and statement of additional information (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding sub-adviser changes to certain Portfolios. Please note the changes described below.

SUB-ADVISER CHANGE TO THE EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

Effective, on or about March 1, 2011, Templeton Investment Counsel, LLC will replace Templeton Global Advisers Limited as the Sub-Adviser to the EQ/Templeton Global Equity Portfolio. AXA Equitable will continue to serve as the Investment Manager of the Portfolio. See "Portfolios of the Investment Trusts" in your Prospectus for more information.




















              COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY.
                              ALL RIGHTS RESERVED.
                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

NB/IF(AR)                                                                 E13660